UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2025 (December 11, 2025)

ITHAX ACQUISITION CORP III

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-43006 (Commission File Number)	N/A (IRS Employer Identification No.)

826 Collins Avenue, Suite 201

Miami, FL 33139

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 469-0917

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	ITHAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	ITHA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	ITHAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 15, 2025, ITHAX Acquisition Corp III (the “Company”) consummated its initial public offering (“IPO”) of 23,000,000 (the “Units”), including the exercise of the underwriters’ over-allotment option in full. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Class A ordinary share”), and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A ordinary share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-291600) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on November 17, 2025, as amended (the “Registration Statement”):

•	An Underwriting Agreement, dated December 11, 2025, by and between the Company and Cantor Fitzgerald & Co. (“Cantor”), as representative of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.
•	A Warrant Agreement, dated December 11, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.
•	A Letter Agreement, dated December 11, 2025 (the “Letter Agreement”), by and among the Company, its executive officers, its directors and ITHAX Acquisition Sponsor III LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.
•	An Investment Management Trust Agreement, dated December 11, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.
•	A Registration Rights Agreement, dated December 11, 2025, by and among the Company, Cantor and the Sponsor, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.
•	A Private Placement Warrants Purchase Agreement, dated December 11, 2025, by and between the Company and the Sponsor (the “Sponsor Private Placement Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.
•	A Private Placement Warrants Purchase Agreement, dated December 11, 2025, by and between the Company and Cantor (the “Representative Private Placement Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.
•	An Administrative Services Agreement, dated December 11, 2025, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, (i) pursuant to the Sponsor Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 3,500,000 warrants (the “Sponsor Private Placement Warrants”) to the Sponsor at a purchase price of $1.00 per Sponsor Private Placement Warrant, generating gross proceeds to the Company of $3,500,000 and (ii) pursuant to the Representative Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 2,000,000 warrants (the “Representative Private Placement Warrants” and, collectively with the Sponsor Private Placement Warrants, the “Private Placement Warrants”) to Cantor at a purchase price of $1.00 per Representative Private Placement Warrant, generating gross proceeds to the Company of $2,000,000. The Private Placement Warrants are identical to the Warrants sold in the IPO, except that the Private Placement Warrants, so long as they are held by the Sponsor, Cantor or their permitted transferees, (i) are not redeemable by the Company, (ii) may not (including the Class A ordinary shares issuable upon exercise of such Private Placement Warrants), subject to certain limited exceptions, be transferred, assigned or sold by such holders until 30 days after the completion of the Company’s initial business combination, (iii) may be exercised by the holders on a cashless basis and (iv) will be entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sales. The issuances of the Private Placement Warrants were made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2025, in connection with the IPO, Tim Ryan, Rahul Vir and Ioannis Tsoutsias (the “Directors”) were appointed to the board of directors of the Company (the “Board”). Effective December 11, 2025, Messrs. Ryan, Vir and Tsoutsias were appointed to the Board’s Audit Committee, with Mr. Tsoutsias serving as chair of the Audit Committee. Effective December 11, 2025, Messrs. Ryan, Vir and Tsoutsias were also appointed to the Board’s Compensation Committee, with Mr. Vir serving as chair of the Compensation Committee.

Following the appointment of the Directors, the Board is comprised of the following three classes: the term of office of the first class of directors, Class I, consists of Mr. Tsoutsias, and will expire at the Company’s first annual meeting of shareholders; and the term of office of the second class of directors, Class II, consists of Mr. Ryan and Mr. Vir, and will expire at the Company’s second annual meeting of shareholders; and the term of office of the third class of directors, Class III, consists of Orestes Fintiklis, and will expire at the Company’s third annual meeting of shareholders.

On December 11, 2025, in connection with their appointments to the Board, each Director entered into the Letter Agreement as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.5 to the Registration Statement.

Other than the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.5 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws.

On December 11, 2025, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

A total of $230,000,000, comprised of $224,500,000 of the proceeds from the IPO (which amount includes $9,800,000 of the underwriters’ deferred discount) and $5,500,000 of the proceeds of the sales of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any Class A ordinary shares included in the Units sold in the IPO (“public shares”) properly submitted in connection with a shareholder vote to amend the Amended Charter to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity and (iii) the redemption of the public shares if the Company is unable to complete an initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On December 11, 2025, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On December 15, 2025, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 11, 2025, by and among the Company and Cantor Fitzgerald & Co., as representative of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated December 11, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated December 11, 2025, by and among the Company, its executive officers, its directors and ITHAX Acquisition Sponsor III LLC.

10.2	Investment Management Trust Agreement, dated December 11, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated December 11, 2025, by and among the Company, ITHAX Acquisition Sponsor III LLC and Cantor Fitzgerald & Co.

10.4	Private Placement Warrants Purchase Agreement, dated December 11, 2025, by and between the Company and ITHAX Acquisition Sponsor III LLC.

10.5	Private Placement Warrants Purchase Agreement, dated December 11, 2025, by and between the Company and Cantor Fitzgerald & Co.

10.6	Administrative Services Agreement, dated December 11, 2025 by and between the Company and ITHAX Acquisition Sponsor III LLC.

99.1	Press Release, dated December 11, 2025.

99.2	Press Release, dated December 15, 2025.

104	Cover Page Interactive Data File (the cover page XBRL tags are imbedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITHAX ACQUISITION CORP III

By:	/s/ Orestes Fintiklis
Name: Orestes Fintiklis
Title: Chief Executive Officer and Chief Financial Officer

Dated: December 15, 2025